UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 Sea Harbor Drive, Orlando, Florida		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Marketing of Term Loan Facility and Revolving Credit Facility

On August 5, 2021, SeaWorld Entertainment, Inc. announced that SeaWorld Parks & Entertainment, Inc. (the “Company”) intends to commence the marketing of a new seven-year $1.1 billion senior secured first lien term loan facility (the “New Term Loan Facility”) and a new five-year approximately $385.0 million senior secured first lien revolving credit facility (the “New Revolving Credit Facility”).

The Company intends to use the proceeds from the New Term Loan Facility, together with the proceeds from a financing, which may be notes, loans or other securities, or a combination thereof, on terms satisfactory to the Company and in an aggregate principal amount satisfactory to the Company to repay all borrowings outstanding under the existing senior facilities and to pay related fees and expenses. The closing of the New Term Loan Facility and the New Revolving Credit Facility is subject to successful marketing and other conditions, and there can be no assurance that the Company will close the New Term Loan Facility or the New Revolving Credit Facility (or offer the aforementioned notes) as described or at all.

This disclosure shall not constitute an offer to sell or the solicitation of an offer to purchase any security and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such offering, solicitation or sale would be unlawful.

The information is being furnished under Item 7.01 of this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the registrants’ filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward Looking Statements

This report contains statements relating to future events and/or results (including certain projections and business trends) that are “forward-looking statements” within the meaning of the federal securities laws. SeaWorld Entertainment Inc. (the “Issuer”) generally uses the words such as “might,” “will,” “may,” “should,” “estimates,” “expects,” “continues,” “contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future,” “guidance,” “targeted,” “goal” and variations of such words or similar expressions in this report release and any attachment to identify forward-looking statements. All statements, other than statements of historical facts included in this report, including statements concerning the plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, results of operations, financial position, business outlook, earnings guidance, business trends and other information are forward-looking statements. The forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. All expectations, beliefs, estimates and projections are expressed in good faith and the Issuer believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

These forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond management’s control, that could cause actual results to differ materially from the forward-looking statements contained in this report, including among others: COVID-19 or any related mutations and its impact on the Issuer’s business and the economy in general, complex federal and state regulations governing the treatment of animals, which can change, and claims and lawsuits by activist groups before government regulators and in the courts; activist and other third-party groups and/or media can pressure governmental agencies, vendors, partners, and/or regulators, bring action in the courts or create negative publicity about us; factors beyond the Issuer’s control adversely affecting attendance and guest spending at its theme parks, including, but not limited to, weather, natural disasters, foreign exchange rates, consumer confidence, the potential spread of travel-related health concerns including pandemics and epidemics, travel related concerns, and governmental actions; incidents or adverse publicity concerning the Issuer’s theme parks, the theme park industry and/or zoological facilities; a decline in discretionary consumer spending or consumer confidence; risks affecting the States of Florida, California and Virginia which generate a significant portion of the Issuer’s revenues such as natural disasters, closures due to pandemics, severe weather and travel-related disruptions or incidents; seasonal fluctuations in operating results, inability to compete effectively in the highly competitive theme park industry; interactions between animals and our employees and our guests at attractions at our theme parks, animal exposure to infectious disease; high fixed cost structure of theme park operations; changing consumer tastes and preferences; cyber security risks and failure to maintain the integrity of internal or guest data; technology interruptions or failures that impair access to the Issuer’s websites and/or information technology systems; increased labor costs, including minimum wage increases, and employee health and welfare benefits; inability to grow our business or fund theme park capital expenditures, adverse litigation judgments or settlements; inability to protect the Issuer’s intellectual property or the infringement on intellectual property rights of others; the loss of licenses and permits required to exhibit animals or the violation of laws and regulations; loss of key personnel; unionization activities and/or labor disputes; inability to meet workforce needs;

inability to realize the benefits of developments, restructurings, acquisitions or other strategic initiatives, and the impact of the costs associated with such activities; restrictions in our debt agreements limiting flexibility in operating our business; changes in the method for determining LIBOR and the potential replacement of LIBOR may affect our cost of capital; inability to retain our current credit ratings; our substantial leverage; inability to maintain certain commercial licenses; inadequate insurance coverage; inability to purchase or contract with third party manufacturers for rides and attractions or construction delays; environmental regulations, expenditures and liabilities; suspension or termination of any of the Issuer’s business licenses, including by legislation at federal, state or local levels; delays, restrictions or inability to obtain or maintain permits; financial distress of strategic partners or other counterparties; changes to immigration, foreign trade, investments and/or other policies; inability to realize the full value of the Issuer’s intangible assets; changes in tax laws; tariffs or other trade restrictions; actions of activist stockholders; the ability of Hill Path Capital LP to significantly influence our decisions; changes or declines in our stock price, as well as the risk that securities analysts could downgrade our stock or our sector; risks associated with our capital allocation plans and share repurchases, including the risk that our share repurchase program could increase volatility and fail to enhance stockholder value and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” in the Issuer’s most recently available Annual Report on Form 10-K, as such risks, uncertainties and factors may be updated in the Issuer’s periodic filings with the Securities and Exchange Commission (“SEC”)

Although the Issuer believes that these statements are based upon reasonable assumptions, it cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this report. There can be no assurance that (i) the Issuer has correctly measured or identified all of the factors affecting its business or the extent of these factors’ likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) the Issuer’s strategy, which is based in part on this analysis, will be successful. Except as required by law, the Issuer undertakes no obligation to update or revise forward-looking statements to reflect new information or events or circumstances that occur after the date of this report or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Issuer’s filings with the SEC (which are available from the SEC’s EDGAR database at www.sec.gov and via the Issuer’s website at www.seaworldinvestors.com).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: August 5, 2021	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary